Exhibit 10.6

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

EXECUTION VERSION

AMENDED AND RESTATED

ROYALTY INTERESTS ASSIGNMENT AGREEMENT

Dated as of March 23, 2007

between

SKYEPHARMA INC.,

as Seller,

and

ROYALTY SECURITIZATION TRUST I

as Purchaser

i

ii

EXHIBITS AND SCHEDULES

EXHIBITS

Exhibit A	Form of Bill of Sale

SCHEDULES

Schedule A	Revenue Projections
Schedule B	Patents
Schedule 3.04	Ownership/Liens

iii

AMENDED AND RESTATED

ROYALTY INTERESTS ASSIGNMENT AGREEMENT

THIS AMENDED AND RESTATED ROYALTY INTERESTS ASSIGNMENT AGREEMENT (as amended, supplemented or otherwise modified from time to time, this “Agreement”) is made and entered into as of March 23, 2007 by and between SKYEPHARMA INC. (formerly known as Depotech Corporation), a California corporation (the “Seller”), and ROYALTY SECURITIZATION TRUST I, a Delaware statutory trust (the “Purchaser”).

WHEREAS, the Seller has the right to receive revenues, royalties, net profits and/or other payments for the worldwide sales of DepoCyt and DepoDur (as each such term is hereinafter defined) and any reformulations thereof, pursuant to and subject to the terms and conditions of each of the Royalty Agreements (as hereinafter defined); and

WHEREAS, pursuant to the Original RIAA (as such term is hereinafter defined), the Seller sold, assigned, conveyed and transferred to the Purchaser’s predecessor-in-interest, and the Purchaser’s predecessor-in-interest purchased from the Seller, the Assigned Interests (as hereinafter defined), upon and subject to the terms and conditions set forth in the Original RIAA; and

WHEREAS, pursuant to the Master Modification Agreement (as such term is hereinafter defined), the Original RIAA has been terminated with respect to all parties other than the Seller and the Purchaser and the Seller and the Purchaser have agreed to amend and restate the Original RIAA as set forth in this Agreement;

NOW, THEREFORE, in consideration of the mutual covenants, agreements representations and warranties set forth herein, the parties hereto agree to amend and restate the Original RIAA to read as follows:

ARTICLE I

DEFINITIONS

Section 1.01. Definitions.

The following terms, as used herein, shall have the following meanings:

“Additional Funds” shall have the meaning set forth in Section 5.10(b).

“Affiliate” shall mean, with respect to any Person, any other Person which, directly or indirectly, controls, is controlled by, or is under common control with, such Person.

“Agreement” shall have the meaning set forth in the first paragraph hereof.

“Applicable Percentage” shall mean (A) [**]% until such time as the cumulative payments to the Purchaser hereunder shall equal the Applicable Percentage Adjustment Amount, (B) [**]% for the remainder of the calendar quarter in which the cumulative payments received by the Purchaser hereunder first equal the Applicable Percentage Adjustment Amount, and (C) [**]%

commencing in the calendar quarter following the calendar quarter in which cumulative payments to the Purchaser hereunder equal the Applicable Percentage Adjustment Amount. Notwithstanding the foregoing, the Applicable Percentage shall be (x) [**]% in any calendar quarter following a calendar quarter in which the annualized DepoDur revenues are equal to or greater than [**]% but less than [**]% of the Revenue Projections, and (y) [**]% in any calendar quarter following a calendar quarter in which the annualized DepoDur revenues are less than [**]% of the Revenue Projections.

“Applicable Percentage Adjustment Amount” shall mean US$[**] of cumulative payments received by the Purchaser under this Agreement with respect to sales of the Products and any Reformulated Products occurring after December 31, 2006.

“Assignment Documents” shall mean, collectively, the Bill of Sale dated as of December 29, 2000 executed by the Seller and the Purchaser, and any other Bill of Sale executed by the Seller and the Purchaser in connection with any Future Agreement.

“Assigned Interests” shall mean the Applicable Percentage of the Royalty Payments.

“Audit Costs” shall mean, with respect to any audit, the cost of such audit, including, without limitation, all fees, costs and expenses incurred in connection therewith.

“Audit Reports” shall mean, with respect to a Licensee Audit, any and all reports, findings and other written information related to such Licensee Audit.

“Bankruptcy Event” shall mean:

(i) the Seller shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, relief of debtors or the like, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or substantially all of its assets, or the Seller shall make a general assignment for the benefit of its creditors; or

(ii) there shall be commenced against the Seller any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment, or (B) remains undismissed, undischarged or unbonded for a period of forty-five (45) days; or

(iii) there shall be commenced against the Seller any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or substantially all of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, stayed, satisfied or bonded pending appeal within forty-five (45) days from the entry thereof; or

(iv) the Seller shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii) or (iii) above of this definition of “Bankruptcy Event”; or

(v) the Seller shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due.

“Bill of Sale” shall mean a Bill of Sale pursuant to which the Seller shall assign all of the Seller’s rights and interests in and to the Assigned Interests to the Purchaser and shall be in the form of Exhibit A.

“Business Day” shall mean any day other than a Saturday, a Sunday, any day which is a legal holiday under the laws of the State of New York, or any day on which banking institutions located in the State of New York are required by law or other governmental action to close.

“Change of Control” shall mean any of (i) a sale of all or substantially all of the assets of the Seller to a single acquirer or group of affiliated acquirers (as used in this definition, an “Acquirer”), (ii) a sale of shares by the Seller to an Acquirer, or by the Purchasing Group to an Acquirer, where such shares constitute a majority of the shares of the Seller outstanding immediately after such sale, or (iii) merger in which the Seller is not the surviving or acquiring corporation, and, in each case:

(A) the Purchasing Group receives payment for, or a distribution in respect of, its shares of the Seller in such transaction, and

(B) such payment or distribution is, in aggregate, greater than the amount invested by the Purchasing Group in relation to the Seller.

“Collateral” shall have the meaning set forth in the Security Agreement.

“Concentration Account” shall mean a segregated account established and maintained at the Lockbox Bank pursuant to the terms of the Lockbox Agreement and this Agreement. The Concentration Account shall be the account into which the funds held in the Lockbox Account are swept by the Lockbox Bank and the account from which distribution to the Purchaser and the Seller shall be made in accordance with the terms of this Agreement and the Lockbox Agreement.

“Confidential Information” shall mean, as it relates solely to the Products and any Reformulated Products but not any other products of the Seller, technology, know-how, trade secrets, confidential business information (including ideas, research and development, know-how, formulas, schematics, compositions, technical data, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals), inventory, ideas, algorithms, processes, computer software programs or applications (in both source code and object code form), client lists and tangible or intangible proprietary information or material. Notwithstanding the foregoing definition, Confidential Information shall not include information already in the public domain at the time such information is disclosed.

“Delivery Media” shall mean DepoFoam™.

“DepoCyt” shall mean the product having a formulation of cytarabine that is sold by the Seller under the name “DepoCyt” and licensed by the Seller pursuant to the Enzon Royalty Agreement, the Mundipharma Royalty Agreement, the Mundipharma Supply Agreement, the Mundipharma Additional Territories Agreement, the Pharmis Biofarmaceutica Royalty Agreement, and any Future Agreement governing the licensing of such product.

“DepoDur” shall mean the injectable, sustained-release encapsulated formulation of DepoFoam™ morphine sulfate, also referred to as SKY0401, and previously known as DepoMorphine.

“DepoDur Supply Agreement” shall mean the DepoMorphine Supply Agreement by and between SkyePharma Inc. and Endo Pharmaceticals Inc. dated as of December 31, 2002.

“Deposit Accounts” shall mean, collectively, the Lockbox Account and the Concentration Account established and maintained pursuant to the Lockbox Agreement.

“Discrepancy Notice” shall have the meaning set forth in Section 2.05(d).

“Dollars” or “US$” shall mean the freely transferable lawful money of the United States.

“Endo Royalty Agreement” shall mean the Development and Marketing Strategic Alliance Agreement, dated December 31, 2002 among SkyePharma, Inc., SkyePharma Canada Inc. and Endo Pharmaceuticals Inc. incorporating the DepoDur Supply Agreement.

“Enzon Royalty Agreement” shall mean the Supply and Distribution Agreement, dated December 31, 2002, between SkyePharma, Inc. and Enzon Pharmaceuticals, Inc.

“Excluded Liabilities and Obligations” shall have the meaning set forth in Section 2.04.

“Existing Royalty Agreements” shall mean, collectively, the Endo Royalty Agreement (solely with respect to DepoDur and incorporating the DepoDur Supply Agreement), the Enzon Royalty Agreement, the Mundipharma Royalty Agreement, the Mundipharma Supply Agreement, the Mundipharma Additional Territories Agreement, the Orphan Australia Royalty Agreement, and the Pharmis Biofarmaceutica Royalty Agreement and any other existing license agreement entered into by SKPI as licensor on or before the date hereof with respect to the Products; each an “Existing Royalty Agreement”.

“FDA” shall mean the United States Food and Drug Administration.

“Funding Termination Event” shall mean:

(i) a Bankruptcy Event shall have occurred;

(ii) a breach of or default under any covenant or agreement hereunder or under any other Transaction Document by the Seller and (A) such breach or default is not capable of cure or, if capable of cure, has not been cured within thirty (30) days following receipt by the Seller of notice of such breach or default and (B) such breach or default, if not cured within such thirty day period, has a material and adverse effect on the Purchaser’s ability to substantially realize the economic benefits of the transactions contemplated by this Agreement; or

(iii) a material and willful breach of any of Sections 5.02(c), 5.05, 5.06 or 5,10(a), (d), (e), (f) or (g), which breach has not been cured within thirty (30) days following receipt by the Seller of notice of such breach.

“Future Agreement” shall mean any licensing or similar agreement entered into by the Seller with any other Person after the date hereof relating to the marketing and/or distribution of any of the Products or the Reformulated Products, as the same may be amended, supplemented or otherwise modified from time to time, including any amendments, supplements or modifications to any of the Existing Royalty Agreements that relate to any Product and/or any Reformulated Product. For the avoidance of doubt, the term “Future Agreements” shall specifically include those agreements excluded from the definition of “Purchase Option Event” under clause (B) of the last paragraph of such definition; provided that nothing in such clause (B) will limit or modify any obligation of the Seller with respect to such Future Agreements under this Agreement, including, without limitation, the requirements set forth in the definition of “Royalty Payments”.

“GAAP” shall mean generally accepted accounting principles in the United States in effect from time to time.

“Government Authority” means any government, court, regulatory or administrative agency or commission, or other governmental authority, agency or instrumentality, whether federal, state or local (domestic or foreign), including, without limitation, the U.S. Patent and Trademark Office, the FDA and the U.S. National Institutes of Health.

“Insolvency Proceedings” shall have the meaning set forth in Section 9.03.

“Intellectual Property” shall mean, relating solely to the Products and/or the Reformulated Products and not any other products of the Seller or its Affiliates, all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent rights, patent applications and patent disclosures, together with all reissuance, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof, all registered or unregistered trademarks, trade names, service marks, including all goodwill associated therewith, and copyrights and all applications and registrations for any of the foregoing, and all Confidential Information.

“Knowledge” shall mean, with respect to the Seller, that an executive officer of such Person shall have actual knowledge of a particular matter. Notwithstanding the foregoing, an executive officer charged with responsibility for the aspect of the business relevant or related to the matter at issue shall be deemed to have knowledge of a particular matter if, in the prudent exercise of his or her duties and responsibilities, such executive officer should have known of such matter.

“Letter of Intent” shall mean the letter dated December 20, 2006, among SkyePharma PLC, Paul Capital Advisors, L.L.C. and Blue Acquisition Corp.

“Licensee Audit” shall have the meaning set forth in Section 5.06(b).

“Licensees” shall mean, collectively, the licensees under the Royalty Agreements; each a “Licensee”.

“Licensee Remittance Date” shall mean, with respect to each Royalty Agreement, a day on which any Licensee Royalty Payments become due and payable to the applicable Seller under such Royalty Agreement regardless of whether or not such payments (or any part thereof) has been paid.

“Licensee Royalty Payments” shall mean, with respect to any Existing Royalty Agreement, any amounts payable to the Seller with respect to Products or Reformulated Products pursuant to (i) Section 4.3 of the Endo Royalty Agreement, (ii) Section 10 of the DepoDur Supply Agreement, (iii) Section 8.1 of the Enzon Royalty Agreement, (iv) Section 6.7 or 6.8 of the Mundipharma Royalty Agreement, (v) Section 5 of the Orphan Australia Royalty Agreement, (vi) Section 7.1 of the Pharmis Biofarmaceutica Royalty Agreement, (vii) Section 2.2 of the Mundipharma Supply Agreement, (viii) Sections 5 and 6 of the Mundipharma Additional Territories Agreement; and (ix) with respect to any Future Royalty Agreement, any amounts payable to the Seller thereunder with respect to Products or Reformulated Products that are calculated on the basis of net sales, net profits or any similar basis.

“Liens” shall mean all liens, encumbrances, options, security interests, mortgages, charges, rights, privileges and adverse claims of any nature whatsoever,

“Lockbox Account” shall mean, collectively any lockbox and segregated lockbox account established and maintained at the Lockbox Bank pursuant to a Lockbox Agreement and this Agreement. The Lockbox Account shall be the account into which all payments payable by any Licensee to the Seller under a Royalty Agreement are to be remitted.

“Lockbox Agreement” shall mean the Amended and Restated Lockbox Agreement dated as of the date hereof, among the Seller, Deutsche Bank Trust Company Americas, as Custodian, and JPMorgan Chase Bank, N.A., as the same may be amended, supplemented or otherwise modified from time to time, and any replacement agreement entered into by a Lockbox Bank, the Seller and the Purchaser, in form and substance reasonably satisfactory to the parties thereto, pursuant to which, among other things, the Lockbox Account and Concentration Account shall continue to be maintained.

“Lockbox Bank” shall mean any bank or financial institution approved by the Purchaser and the Seller and is a party to any Lockbox Agreement.

“Losses” shall mean collectively, any and all claims, damages, losses, judgments, liabilities, costs and expenses (including, without limitation, reasonable expenses of investigation and reasonable attorneys’ fees and expenses in connection with any action, suit or proceeding).

“Master Modification” means the Master Modification Agreement (Skye I/PRF I) dated as of the date hereof, as the same may be amended, supplemented or otherwise modified from time to time.

“Material Adverse Effect” shall mean (i) a material and adverse effect on the ability of the Seller to perform under Section 5.07 or (ii) a material and adverse effect on the Purchaser’s ability to substantially realize the economic benefits of the transactions contemplated by this Agreement.

“Material Contracts” shall mean, with respect to the Seller, any contract, agreement or other arrangement to which such Person is a party or any of such Person’s assets or properties are bound or committed (other than the Transaction Documents and the Royalty Agreements) for which breach, nonperformance, cancellation or failure to renew thereof would reasonably be expected to have a Material Adverse Effect. For purposes of the use of the term Material Contracts in Section 5.03, clause (i) contained in the definition of “Material Adverse Effect” shall not apply.

“Mundipharma Additional Territories Agreement” shall mean the Distribution Agreement, dated July 27, 2005, between SkyePharma Inc. and Mundipharma International Holdings Limited.

“Mundipharma Royalty Agreement” shall mean the Distribution Agreement, dated June 30, 2003, between SkyePharma, Inc. and Mundipharma International Holdings Limited.

“Mundipharma Supply Agreement” shall mean the Supply Agreement, dated June 30, 2003, between SkyePharma, Inc. and Mundipharma Medical Company.

“Net Sales” shall have the meanings ascribed thereto in the respective Existing Royalty Agreements and, with respect to Future Agreements, shall have the meanings ascribed therein to the term “Net Sales” or the correlative term, if any, used in such Future Agreements.

“Notice of Election” shall have the meaning set forth in Section 5.05(b).

“Obligations” shall mean any and all obligations of the Seller under this Agreement and the other Transaction Documents.

“Offered Interests” shall have the meaning set forth in Section 5.05(a).

“Original RIAA” means the Royalty Interest Assignment Agreement, dated as of December 29, 2000, entered into by and among Jagotec AG, the Seller, SkyePharma PLC and Paul Capital Royalty Acquisition Fund, L.P., as the same has been amended, supplemented or otherwise modified from time to time.

“Orphan Australia Royalty Agreement” shall mean the DepoDur Distribution Agreement Australia and New Zealand dated as of October 1, 2004 by and between SkyePharma, Inc. and Orphan Australia.

“Other Interests” shall have the meaning set forth in Section 5.05(a).

“Patent Office” shall mean the respective patent office (foreign or domestic) for any Patent.

“Patents” shall mean, relating solely to the Products and/or the Reformulated Products and not any other products of the Seller or its Affiliates, all patents, patent applications and patent disclosures that are owned by the Seller or its Affiliates, together with all reissuance, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof relating to the Products and/or the Reformulated Products, composition of matter, formulation, or methods of manufacture or use thereof, including, without limitation, those identified on Schedule B attached hereto.

“Person” means an individual, corporation, partnership, association, trust or other entity or organization, but not including a government or political subdivision or any agency or instrumentality of such government or political subdivision.

“Pharmis Biofarmaceutica Royalty Agreement” shall mean the DepoCyt Supply and Distribution Agreement dated as of July 18, 2003 by and between SkyePharma, Inc. and Pharmis Biofarmaceutica LDA.

“PRF First Receipts Account” shall have the meaning given to such term in the Lockbox Agreement.

“Product” shall mean each of DepoCyt and DepoDur; collectively the “Products”.

“Proposed Transfer” shall have the meaning set forth in Section 5.05(a).

“Purchaser” shall have the meaning set forth in the first paragraph hereof.

“Purchaser Indemnified Party” shall have the meaning set forth in Section 7.05(a).

“Purchase Option Exercise Period” shall have the meaning set forth in Section 5.07.

“Purchase Option Event” shall mean any one of the following events:

(i) any Change of Control a direct or indirect consequence of which is a material abatement of efforts to develop, market or sell any of the Products or Reformulated Products; or

(ii) the Transfer by the Seller of all or substantially all of the Seller’s consolidated assets; or

(iii) the Transfer by the Seller of all or any part of its interests in the Products or Reformulated Products; or

(iv) a Funding Termination Event shall have occurred.

Notwithstanding clause (iii) of this definition of “Purchase Option Event” to the contrary, (A) in the event of a Transfer of any part of the Other Interests in accordance with Section 5.05, then such Transfer under such clause (iii) above shall not constitute a Purchase Option Event and (B) in the event of a Transfer of interests in the Products and/or the Reformulated Products in connection with bona fide development, manufacturing, distribution, marketing, promotion, collaboration, license and other similar transactions entered into in the ordinary course of the Seller’s business, then such Transfer shall not constitute a Purchase Option Event.

“Purchaser’s Account” shall mean an account maintained by the Purchaser at any financial institution and designated in writing by the Purchaser to the Seller, as the Purchaser may so designate from time to time. As of the date of this Agreement, the Purchaser has designated the “PRF Account” (as defined in the Lockbox Agreement) as Purchaser’s Account.

“Purchaser’s Consultants” shall mean, collectively, the Purchaser’s employees, officers, directors, agents or other authorized representatives.

“Purchasing Group” means the shareholders of Blue Acquisition Corp., a Delaware corporation, as of immediately after the “Closing”, as that term is defined in the Stock Purchase Agreement dated as of January 8, 2007 by and among SkyPharma Holding, Inc., Blue Acquisition Corp. and the Seller.

“Quarterly Report” shall mean, with respect to the relevant calendar quarter (or, if applicable, fiscal quarter) of the Seller, (i) a report showing all payments made by the Seller to the Purchaser under this Agreement during such quarter and showing in detail the basis for the calculation of such payments, (ii) a reconciliation of such report referred to in clause (i) above to all information and data delivered to the Seller by each Licensee, such report and reconciliation to be in form reasonably satisfactory to the Purchaser, and together with copies of any and all reports, materials and other written information related to any Royalty Agreement that was created or produced for the relevant calendar quarter, including any data and information delivered and produced by the Licensee to the Seller and (iii) a report that sets forth the monetary flows into and out of the Lockbox Account during such quarter, including information regarding monies held in the First Receipts Account and monies released to the PRF Account.

“Regulatory Agency” shall mean a regulatory agency with responsibility for the approval of the marketing and sale of drugs in any country.

“Reformulated Product” shall mean a subsequent version of a Product that represents an improvement, enhancement, refinement or modification of an existing Product and that incorporates, contains or combines (i) a Product, (ii) a Product and a Delivery Media, or (iii) a Product and a Delivery Media with one or more other components.

“Repurchase Period” shall have the meaning set forth in Section 5.07.

“Repurchase Price” shall have the meaning set forth in Section 5.07.

“Revenue Adjustment Factor” shall mean, with respect to any Reformulated Product, a fraction the numerator of which is the invoice price of the related Product, if sold separately, and the denominator of which is the sum of (x) the invoice price of the related Product, if sold separately, and (y) the total invoice price of any other components of such Reformulated Product, if sold separately. If the Product or other components of the Reformulated Product are not sold separately then the parties hereto will discuss and mutually agree on the appropriate values of the active and other components of the Reformulated Product.

“Revenue Projections” shall mean for DepoDur for each calendar year the amount set forth opposite such calendar year on Schedule A attached hereto.

“Royalty Agreements” shall mean, collectively, the Existing Royalty Agreements and all Future Agreements; each, a “Royalty Agreement”.

“Royalty Interest Period” shall mean the period from and including January 1, 2007 through and including December 31, 2014.

“Royalty Interests” shall mean, collectively, all of the Seller’s respective rights under the Royalty Agreements to which the Seller is a party, including, without the limitation, all of the Seller’s respective rights to receive any Licensee Royalty Payments payable under such Royalty Agreements.

“Royalty Overpayment” shall have the meaning set forth in Section 2.02(c).

“Royalty Payments” shall mean:

(i) with respect to DepoCyt sales in the United States under any Existing Royalty Agreement, [**]% of Net Sales (as defined in such Existing Royalty Agreement) during the Royalty Interest Period;

(ii) with respect to DepoCyt sales in Canada under any Existing Royalty Agreement, [**]% of Net Sales (as defined in such Existing Royalty Agreement) during the Royalty Interest Period;

(iii) with respect to DepoCyt sales outside of the United States and Canada under any Existing Royalty Agreement, [**]% of Net Sales (as defined in such Existing Royalty Agreement) during the Royalty Interest Period;

(iv)(A) with respect to Existing Royalty Agreements and Future Agreements relating to DepoDur, [**]% of net sales (calculated in substantially the same manner as Net Sales are calculated in the Endo Royalty Agreement (solely with respect to DepoDur) and the Orphan Australia Royalty Agreement) of such Product during the Royalty Interest Period, and (B) in the case of Future Agreements relating to DepoCyt, [**]% of net sales (calculated in substantially the same manner as Net Sales are calculated in the, the Enzon Royalty Agreement, the Mundipharma Royalty Agreement; the Mundipharma Supply Agreement, the Mundipharma Additional Territories Agreement, and the Pharmis Biofarmaceutica Royalty Agreement) during the Royalty Interest Period; and

(v) any milestone payment or similar payment payable to a Seller, in lieu of, or as a credit against, any of the foregoing fees, royalty payments or similar payments, in each case, without reference to any reductions in Royalty Payments or royalty rates resulting from any material breach or default by the Seller under the applicable Royalty Agreements.

In the event that any payments under any Future Agreement relating to a Product and/or any Reformulated Product are calculated upon a basis different than the basis used under the Existing Royalty Agreements, the parties hereto will discuss and mutually agree on the basis of the appropriate payments to be made to the Purchaser in respect of any such Future Agreement and the manner of calculating such payments, which payments and manner of calculating payments will not be less advantageous to the Purchaser than are provided under the Existing Royalty Agreements.

Royalty Payments payable under any Future Agreement that are calculated in whole or in part by reference to royalty payments or royalty rates payable to the Seller shall be determined without reference to any reductions in such royalty payments or royalty rates resulting from (A) any offsets, credits, rebates or other similar reductions in respect of amounts payable to any of the Seller under such Royalty Agreements, or (B) any reductions or deferrals in Royalty Payments or royalty rates resulting from any alleged invalidity, defect in or impairment of the licenses granted by the Seller pursuant to the Royalty Agreements or the Intellectual Property licensed thereunder. Notwithstanding any changes in GAAP after the date hereof that would in any way modify accounting under GAAP for milestone or other similar payments, Royalty Payments shall be calculated under any Future Agreements in the same manner as that set forth above Existing Royalty Agreements, namely that milestone and similar payments will be excluded from the definition of Royalty Payments under Future Agreements unless they fall within subsection (v) of this definition of “Royalty Payments”.

With respect to Reformulated Products that represent reformulations of the Product, the multiple of (x) the Revenue Adjustment Factor and (y) the Royalty Payments specified pursuant to clauses (i) through and including (v) of this definition of “Royalty Payments”.

“Security Agreement” shall mean the Amended and Restated Security Agreement dated as of the date hereof by and between the Seller and the Purchaser providing for, among other things, the grant by the Seller in favor of the Purchaser a valid, continuing, perfected lien on and security interest in the Royalty Interests, the Assigned Interests and the other Collateral described therein.

“Seller” shall have the meaning set forth in the first paragraph hereof.

“Seller’s Account” shall mean an account maintained by the Seller at any financial institution and designated in writing by the Seller to the Purchaser, as the Seller may so designate from time to time.

“Seller Indemnified Party” shall have the meaning set forth in Section 7.05(b).

“Seller Remittance Date” shall have the meaning set forth in Section 2.05(a).

“Threshold Amount” shall have the meaning set forth in Section 7.05(d).

“Transaction Documents” shall mean, collectively, this Agreement, the Assignment Documents, the Security Agreement, and any Lockbox Agreement. For purposes of the representations and warranties contained in Article III, the term Transaction Documents shall not include any Assignment Document that is not dated on the date hereof and executed by the Seller and the Purchaser.

“Transfer” or “Transferred” shall mean any sale, conveyance, assignment, disposition or transfer.

“Transfer Notice” shall have the meaning set forth in Section 5.05(a).

“United States” shall mean the United States of America.

“UCC” shall mean the Uniform Commercial Code (or any similar or equivalent legislation) as in effect in any applicable jurisdiction.

ARTICLE II

PURCHASE AND SALE OF ASSIGNED INTERESTS

Section 2.01. Purchase and Sale.

Upon the terms and subject to the conditions set forth in the Original RIAA, the Seller sold, assigned, transferred and conveyed to the Purchaser’s predecessor-in-interest, and the Purchaser’s predecessor-in-interest purchased from the Seller, all of the Seller’s rights and interests in and to the Assigned Interests.

Section 2.02. Royalty Payments in Respect of the Assigned Interests.

(a) Subject to Section 2.02(b) below, the Purchaser shall be entitled to receive the following amounts specified in such Section 2.02(b), payable from funds in the Concentration Account and, to the extent funds therein are insufficient to pay such amounts in full, payable to the Purchaser by the Seller pursuant to Section 2.05.

(b) Notwithstanding Section 2.02(a):

(i) the Purchaser shall be entitled to [**]% of the first US$[**] of the Licensee Royalty Payments payable in respect of sales of Products and/or Reformulated Products earned for each calendar year during the Royalty Interest Period, which shall be deposited into the PRF First Receipts Account;

(ii) after payment in full of amounts payable in accordance with the preceding clause (i), the Seller shall not pay to the Purchaser any further amount until the Applicable Percentage of cumulative Royalty Payments received in respect of sales of Products and/or Reformulated Products earned for such calendar year equals US$[**];

(iii) no later than eighty (80) days following the end of a calendar quarter, the Seller shall instruct the Bank to transfer to the Purchaser that portion of amounts on deposit in the PRF First Receipts Account equal to the Applicable Percentage of the Royalty Payments received in respect of sales of Products and/or Reformulated Products earned for such calendar quarter as reflected in the applicable Quarterly Report. Any amount remaining on deposit in the

PRF First Receipts Account on March 31 of each calendar year after the Bank has transferred an amount equal to the Applicable Percentage of cumulative Royalty Payments received in respect of sales of Products and/or Reformulated Products earned for the prior calendar year to the PRF Account, shall be released from the PRF First Receipts Account to the Seller as repayment of any applicable Royalty Overpayment.

(iv) after the Applicable Percentage of cumulative Royalty Payments received in respect of sales of Products and/or Reformulated Products earned for such calendar year equals US$[**], the Seller shall pay to the Purchaser the Applicable Percentage of each additional Royalty Payments received in respect of sales of Products and/or Reformulated Products earned for such calendar year;

(c) To the extent cumulative payments in respect of sales of Products and/or Reformulated Products earned for any calendar year made by the Seller to the Purchaser pursuant to subsection (b)(i) of this Section 2.02 exceed the aggregate of the product of (x) all Royalty Payments in respect of sales of Products and/or Reformulated Products earned for any calendar year and (y) the Applicable Percentage(s) applicable thereto (such excess, a “Royalty Overpayment”), such amount shall be rebated to the Seller in accordance with Section 2.02(b)(iii) above; provided, however, that if such Royalty Overpayment occurs in respect of the year ended December 31, 2014, then the Purchaser shall promptly repay to the Seller, within five (5) Business Days of receipt of notice of such Royalty Overpayment, an amount equal to such Royalty Overpayment. For the avoidance of doubt, the provisions of this Section 2.02(c) shall not apply to sales of Products and/or Reformulated Products earned prior to January 1, 2007.

Section 2.03. Purchase Price.

The Seller acknowledges that the Purchaser has paid all amounts payable by the Purchaser pursuant to Section 2.03 of the Original RIAA and that the Purchaser has no further obligation to pay any amount as “Purchase Price” (as such term is defined in the Original RIAA).

Section 2.04. No Assumed Obligations.

Notwithstanding any provision in this Agreement or any other writing to the contrary, the Purchaser acquired only the Assigned Interests and did not and is not assuming any liability or obligation of the Seller of whatever nature, whether previously in existence, presently in existence, or arising or asserted hereafter, whether under any Royalty Agreement, any license agreement or otherwise. All such liabilities and obligations shall be retained by and remain obligations and liabilities of the Seller (the “Excluded Liabilities and Obligations”).

Section 2.05. Timing and Method of Payments by the Seller.

(a) On the third (3rd) Business Day following each Licensee Remittance Date (each a “Seller Remittance Date”), the Seller shall pay, or cause to be paid, to the Purchaser from the funds then available in the Concentration Account such amounts as required pursuant to and in accordance with Section 2.02 based on the payments that become due and payable to the any of the Seller under any of the Royalty Agreements on such date.

(b) If, for any reason, the amounts held in the Concentration Account are insufficient to pay to the Purchaser in full the amounts due to the Purchaser on a Seller Remittance Date, then the Seller shall, within ten (10) Business Days after such Seller Remittance Date, pay the difference between what was owing to the Purchaser on such Seller Remittance Date and the amount, if any, received by the Purchaser from the Concentration Account.

(c) Any payments to be made by the Seller to the Purchaser hereunder or any other Transaction Document shall be made by wire transfer of immediately available funds to the Purchaser’s Account.

(d) Within one hundred-fifty (150) days following the end of each calendar year during the Royalty Interest Period, to the extent that either the Purchaser or the Seller has determined that there is a discrepancy as to the amounts paid to the Purchaser hereunder in respect of such calendar year, then such Person who has made such determination may notify the other in writing of such discrepancy indicating in reasonable detail its reasons for such determination (the “Discrepancy Notice”). In the event that the Purchaser or the Seller delivers to the other party a Discrepancy Notice, the Purchaser and the Seller shall discuss within ten (10) Business Days (or such other time as mutually agreed by the parties) after the receiving party has received a Discrepancy Notice to resolve in good faith such discrepancy. If the discrepancy has been resolved and, as a result thereof, it is determined that a payment is owing by the Purchaser to the Seller or by the Seller to the Purchaser, then the party owing such payment shall promptly pay such payment to the other party. For avoidance of doubt, this Section 2.05(d) is separate and not in lieu of Section 2.02(c).

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF SELLER

The Seller hereby represents and warrants to the Purchaser the following:

Section 3.01. Organization.

The Seller is a corporation duly incorporated, validly existing and in good standing under the laws of the State of California, and has all corporate powers and all licenses, authorizations, consents and approvals required to carry on its business as now conducted.

Section 3.02. Corporate Authorization.

The Seller has all necessary power and authority to enter into, execute and deliver this Agreement and the other Transaction Documents to which it is a party and to perform all of the obligations to be performed by it hereunder and thereunder and to consummate the transactions contemplated hereunder and thereunder. This Agreement and the other Transaction Documents have been duly authorized, executed and delivered by the Seller (to the extent a party thereto) and each of this Agreement and each other Transaction Document to which the Seller is a party constitutes the valid and binding obligation of the Seller, enforceable against the Seller in accordance with their respective terms subject, as to enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or general equitable principles.

Section 3.03. Conflicts.

Neither the execution and delivery of this Agreement or the other Transaction Documents nor the performance or consummation of the transactions contemplated hereby or thereby will: (i) contravene, conflict with, result in a breach or violation of, constitute a’ default under, or accelerate the performance provided by, in any material respects any provisions of: (A) any law, rule or regulation of any Government Authority, or any judgment, order, writ, decree, permit or license of any Government Authority, to which the Seller or any of its assets or properties may be subject or bound; or (B) any material contract, agreement, commitment or instrument to which the Seller is a party or by which the Seller or any of its assets or properties is bound or committed; (ii) contravene, conflict with, result in a breach or violation of, constitute a default under, or accelerate the performance provided by, in any respects any provisions of the certificate of incorporation or by-laws (or other organizational or constitutional documents) of the Seller; (iii) require any notification to, filing with, or consent of, any Person (including, without limitation, any party to the Royalty Agreements or any licensor of the Intellectual Property to the Seller) or Government Authority; (iv) constitute a beach of or default under any Royalty Agreement or give rise to any right of termination, cancellation or acceleration of any right or obligation of the Seller or any other Person or to a loss of any benefit relating to the Royalty Interests or Assigned Interests, or (v) result in the creation or imposition of any Lien on (1) the assets or properties of the Seller or (2) the Assigned Interests, Royalty Interests, any of the Royalty Agreements or any other Collateral, other than, with respect to clauses (1) and (2) above, pursuant to the Security Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser represents and warrants to the Seller the following;

Section 4.01. Organization.

The Purchaser is a statutory trust duly formed, validly existing and in good standing under the laws of the State of Delaware, and has all trust powers and all licenses, authorizations, consents and approvals required to carry on its business as now conducted.

Section 4.02. Authorization.

The Purchaser has all necessary power and authority to enter into, execute and deliver this Agreement and to perform all of the obligations to be performed by it hereunder. This Agreement has been duly authorized, executed and delivered by the Purchaser and constitutes its valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, subject, as to enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and general equitable principles.

Section 4.03. Conflicts.

Neither the execution and delivery of this Agreement nor the performance or consummation of the transactions contemplated hereby will (i) conflict with, result in a breach or violation of, constitute a default under, or accelerate the performance provided by the terms of: (A) any law, any rule or regulation of any Government Authority or any judgment, order, writ, decree, permit or license of any court or other agency of any government to which the Purchaser may be subject; (B) any contract, agreement, commitment or instrument to which the Purchaser is a party or by which the Purchaser or any of its assets is bound or committed; or (C) the Purchaser’s constituent partnership documents or other governing instruments, or (ii) require any notification to, filing with or consent of any Person or Government Authority.

ARTICLE V

COVENANTS

During the term of this Agreement, each party hereto (as the case may be) agrees that:

Section 5.01. Consents and Waivers.

The Seller shall use commercially reasonable efforts to obtain any required consents, acknowledgements, certificates or waivers so that the transactions contemplated by this Agreement may be consummated and shall not result in any default or breach or termination of any of the Royalty Agreements.

Section 5.02. Access; Books and Records.

(a) Promptly after receipt by the Seller of any action, claim, investigation, proceeding (commenced or threatened), material notice, certificate, offer, proposal, correspondence or other written communication relating to the transactions contemplated by this Agreement, the Royalty Interests or any of the Royalty Agreements, the Seller shall inform the Purchaser of the receipt and substance of such action, claim, investigation, proceeding, notice, certificate, offer, proposal, correspondence or other written communication and, if in writing shall furnish the Purchaser with a copy of such action, claim, investigation, proceeding, notice, certificate, offer, proposal, correspondence or other written communication.

(b) The Seller shall keep and maintain, or cause to be kept and maintained, at all times accurate and complete books and records in accordance with GAAP. The Seller shall keep and maintain, or cause to be kept and maintained, at all times full and accurate books of account and records in accordance with GAAP adequate to correctly reflect all payments paid and/or payable under the Royalty Agreements, Assigned Interests and all deposits made into the applicable Deposit Accounts.

(c) The Purchaser and any of the Purchaser’s Consultants shall have the right, from time to time, to visit the Seller’s offices and properties where the Seller keeps and maintains its books and records relating or pertaining to the Assigned Interests, the Royalty Interests, the Royalty Agreements and the other Collateral for purposes of conducting an audit of such books and records, and to inspect, copy and audit such books and records, during normal business hours, and, upon two (2) Business Days notice given by the Purchaser to the Seller, the Seller will provide the Purchaser and any of the Purchaser’s Consultants reasonable access to such books and records, and shall permit the Purchaser and any Purchaser’s Consultants to discuss the business, operations, properties and financial and other condition of the Seller or any of its

Affiliates relating or pertaining to the Assigned Interests, the Royalty Interests, the Royalty Agreements and the other Collateral with officers of such parties, and with their independent certified public accountants (to the extent such independent certified accountants agree to discuss such matters with the Purchaser).

(d) In the event any audit of the books and records of the Seller relating to the Royalty Interests, Assigned Interests, Royalty Agreements and the other Collateral by the Purchaser and/or any of the Purchaser’s Consultants reveals that the amounts paid to the Purchaser hereunder for the period of such audit have been understated by more than [**]% of the amounts determined to be due up to the time of such audit, then the Audit Costs in respect of such audit shall be borne by the Seller; and in all other cases, such Audit Costs shall be borne by the Purchaser.

Section 5.03. Material Contracts.

The Seller shall comply with, in its commercially reasonably judgment, all material terms and conditions of and fulfill all of its obligations under all the Material Contracts to which it is a party.

Section 5.04. Confidentiality; Public Announcement.

(a) All information furnished by the Purchaser to the Seller or by the Seller to the Purchaser in connection with this Agreement and the transactions contemplated hereby, as well as the terms, conditions and provisions of this Agreement, shall be kept confidential by the Seller and the Purchaser, and shall be used by the Seller and the Purchaser only in connection with this Agreement and the transactions contemplated hereby, except to the extent that such information (i) is already known by the party to whom the information is disclosed or is already in the public domain at the time the information is disclosed, (ii) thereafter becomes lawfully obtainable from other sources, (iii) is required to be disclosed in any document to be filed with any Government Authority, or (iv) is required to be disclosed under securities laws, rules and regulations applicable to the Seller or the Purchaser, as the case may be, or pursuant to the rules and regulations of the Nasdaq National Market or any other stock exchange or stock market on which securities of any of the Seller or the Purchaser may be listed for trading. Notwithstanding the foregoing, the Seller and the Purchaser may disclose such information to their partners, directors, employees, managers, officers, investors, bankers, advisors, trustees and representatives on a need-to-know basis, provided that such Persons shall be informed of the confidential nature of such information and shall be obligated to keep such information confidential pursuant to the terms of this Section 5.04(a).

(b) Except as required by law or the rules and regulations of any securities exchange or trading system or the FDA or any Government Authority with similar regulatory authority, or except with the prior written consent of the other party (which consent shall not be unreasonably withheld), neither party shall issue any press release or make any public statement with respect to the transactions contemplated by this Agreement.

Section 5.05. Right of First Refusal.

(a) If the Seller at any time during the term of this Agreement proposes to Transfer any of the Royalty Interests (other than the Assigned Interests) (the “Other Interests”) (each, a “Proposed Transfer”), then the Seller shall, at least thirty (30) days prior to the closing of such Proposed Transfer, give written notice (the “Transfer Notice”) to the Purchaser setting forth (i) the Other Interests that are to be Transferred pursuant to such Proposed Transfer (the “Offered Interests”), (ii) the anticipated date of the closing of such Proposed Transfer, (iii) the names and addresses of the proposed transferees, and (iii) the material terms of such Proposed Transfer, including the cash and/or other consideration to be received in respect of such Proposed Transfer.

(b) Upon the receipt of any Transfer Notice, the Purchaser will have the option, but not the obligation, to purchase all, but not less than all, of all the Offered Interests, on the same terms as are specified in the Transfer Notice, provided, that the Purchaser will have the right to substitute cash in the amount of the fair market value of any non-cash consideration proposed to be received from the proposed transferee(s). Within twenty (20) days after the Purchaser’s receipt of the Transfer Notice, the Purchaser will give a written notice (a “Notice of Election”) to the Seller stating whether it elects to exercise such option.

(c) Failure by the Purchaser to give a Notice of Election within such time period specified in subsection (b) of this Section 5.05 will be deemed an election by the Purchaser not to exercise its option to purchase all the Offered Interests. The closing of the purchase and sale of the Offered Interests to the Purchaser will take place as soon as is reasonably practicable on such date and at such time and place, in each case as the Purchaser may reasonably determine but not later than twenty (20) days following the Seller’s receipt of the Notice of Election. If the Purchaser does not elect to purchase all of the Offered Interests hereunder, the Seller will thereafter be free for a period of 90 days after expiration of the twenty (20) day period referred to subsection (b) of this Section 5.05 to consummate the Proposed Transfer described in the Transfer Notice to the transferee(s) specified therein, at the price and on substantially identical terms set forth therein. However, if such Proposed Transfer is not consummated within such 90-day period, the Seller will not Transfer any of the Offered Interests as have not been purchased within such period without again complying with all of the provisions of this Section 5.05.

Section 5.06. Licensee Audits; Audit Costs.

(a) The Seller shall, promptly after the end of each calendar quarter of the Seller (or, if applicable fiscal quarter) (but in no event later than eighty (80) days following the end of such quarter), produce and deliver to the Purchaser a Quarterly Report for such quarter, together with a certificate of a senior officer of the Seller certifying that to the knowledge of such officer (i) such Quarterly Report is a true and complete copy and (ii) any statements and any data and information therein prepared by the Seller are true, correct and accurate in all respects.

(b) To the extent the Seller has the right to perform or cause to be performed inspections or audits under any of the Royalty Agreements regarding payments payable and/or paid to the Seller thereunder (each, a “Licensee Audit”), the Seller shall, at the reasonable request of the Purchaser made from time to time after January 1, 2003, cause such Licensee

Audit to be promptly performed (it being understood that it shall not be a reasonable request if, in the good faith belief of the Seller, the requested Licensee Audit would impair the Seller’s commercial relationship with the applicable Licensee). In conducting a Licensee Audit, the Seller may engage PricewaterhouseCoopers LLP or its then retained internationally recognized independent public accounting firm, or, if the Seller elects otherwise, such other internationally recognized independent public accounting firm reasonably acceptable to the Purchaser. Promptly after completion of any Licensee Audit (whether or not requested by the Purchaser), the Seller shall promptly deliver to the Purchaser an Audit Report in respect of such Licensee Audit. With respect to any Royalty Agreement under which the Seller has a right to perform or cause to be performed a Licensee Audit, in the event the Purchaser requests the Seller to perform a Licensee Audit and such Licensee Audit is in fact performed by or on behalf of the Seller, then if the results thereof reveal that the amounts paid to the Purchaser hereunder in respect of such Royalty Agreement for the period of such Licensee Audit have been understated by more than [**]% of the amounts determined to be due up to the time of such Licensee Audit, then the Audit Costs incurred by the Seller in respect of such Licensee Audit shall be borne by the Seller. In all other cases the Audit Costs incurred by the Seller in respect of a Licensee Audit shall be borne by the Purchaser.

Section 5.07. Purchase Option.

In the event that a Purchase Option Event shall occur, and as a result of such event the Purchaser’s ability to substantially realize the economic benefits of the transactions contemplated by this Agreement is materially and adversely affected, the Purchaser shall have the right, but not the obligation, exercisable by written notice to the Seller within ninety (90) days of the Purchaser’s receipt of notice from the Seller of the Purchase Option Event (the “Purchase Option Exercise Period”), to require the Seller to repurchase from the Purchaser the Assigned Interests for a repurchase price equal to (i) [**]% of the aggregate amount of payments made during the preceding [**] months (calculated from the date of the Purchaser’s receipt of the notice from the Seller of the Purchase Option Event) by SKPI to Purchaser with respect to DepoCyt and DepoDur and any related Reformulated Product (including, if and to the extent applicable, such payments made to the Purchaser with respect to DepoCyt and DepoDur and any related Reformulated Product prior to the date of this Agreement pursuant to the Original RIAA), multiplied by (ii) the number of days from the date of the Purchaser’s exercise of such option until December 31, 2014, divided by 365 (the “Repurchase Price”). In the event that the Purchaser elects to exercise its right as provided in the immediately preceding sentence, then the Seller shall, within forty-five (45) days following the Seller’s receipt of the Purchaser’s repurchase election notice (the “Repurchase Period”), repurchase from the Purchaser the Assigned Interests at the Repurchase Price, the payment of which shall be made by wire transfer, in immediately available funds, to the Purchaser’s Account designated by the Purchaser in such election notice.

Section 5.08. Security Agreement.

The Seller shall at all times until the Obligations of the Seller are paid and performed in full grant in favor of the Purchaser a valid, continuing, first perfected lien on and security interest in the Royalty Interests, the Assigned Interests and the other Collateral described therein.

Section 5.09. Commercially Reasonable Efforts; Further Assurance.

(a) Subject to the terms and conditions of this Agreement, each party hereto will use its commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary under applicable laws and regulations to consummate the transactions contemplated by this Agreement. The Purchaser and the Seller agree to execute and deliver such other documents, certificates, agreements and other writings (including any financing statement filings requested by the Purchaser) and to take such other actions as may be reasonably necessary in order to consummate or implement expeditiously the transactions contemplated by this Agreement and to vest in the Purchaser good, valid and marketable rights and interests in and to the Assigned Interests free and clear of all Liens, except those Liens created in favor of the Purchaser pursuant to the Security Agreement and any other Transaction Document.

(b) Each of the parties hereto shall execute and deliver such additional documents, certificates and instruments, and perform such additional acts, as may be reasonably requested and necessary or appropriate to carry out and effectuate all of the provisions of this Agreement and to consummate all of the transactions contemplated by this Agreement.

(c) The Seller and the Purchaser hereto shall cooperate and provide assistance as reasonably requested by the other party in connection with any litigation, arbitration or other proceeding (whether threatened, existing, initiated, or contemplated prior to, on or after the date hereof) to which any party hereto or any of its officers, directors, shareholders, agents or employees is or may become a party or is or may become otherwise directly or indirectly affected or as to which any such Persons have a direct or indirect interests, in each case relating to this Agreement, any Royalty Agreement, the Royalty Interests, the Assigned Interests or any other Collateral, or the transactions described herein or therein.

Section 5.10. Remittance to Lockbox Account.

(a) Any Lockbox Account and Concentration Account shall be held jointly by the Seller and the Purchaser. Funds deposited into the Lockbox Account shall be swept by the Lockbox Bank on a daily basis into the Concentration Account. Any funds held in the Concentration Account shall be disbursed in accordance with this Agreement and the Lockbox Agreement. Funds in the Concentration Account shall be invested at the Seller’s discretion in permitted investments as set forth in the Lockbox Agreement.

(b) With respect to each Seller Remittance Date, if the Purchaser has received payment in full the amount due and owing the Purchaser on such Remittance Date and to the extent additional funds are available in the Concentration Account after such payment to the Purchaser has been made (the “Additional Funds”), then, subject to the immediately succeeding sentence, such Additional Funds shall be transferred into the Seller’s Account on such Remittance Date. Notwithstanding anything contained in this Agreement to the contrary, if a Purchase Option Event shall have occurred and the Purchaser shall have exercised its rights under Section 5.07 and there exists no good faith dispute as to whether or not the Seller is obligated to pay the Repurchase Price, any and all funds held in the Concentration Account shall not be transferred out of the Concentration Account until the Seller has paid the Repurchase Price to the Purchaser pursuant to Section 5.07. Notwithstanding anything herein to the contrary, in the event a Bankruptcy Event shall have occurred, then any and all funds held in the Concentration Account shall not be transferred out of such account.

(c) The Seller shall pay for all fees, expenses and charges of the Lockbox Bank, which such fees, expenses and charges may be paid by debiting any Additional Funds.

(d) The Seller shall cause all Licensee Royalty Payments to be made by the applicable Licensee to the Seller under the Royalty Agreements to which the Seller and Licensee is a party to be remitted directly by such Licensee into the Lockbox Account as provided in this Section 5.10. Without in any way limiting the foregoing, any and all Licensee Royalty Payments received by the Seller shall be deposited into the Lockbox Account within one Business Day of the Seller’s receipt thereof.

(e) With respect to any Royalty Agreement entered into on or before December 31, 2006, the parties acknowledge that the Seller (i) to the extent not previously done so shall, instruct any Licensee under such Royalty Agreement to remit to the Lockbox Account when due all Licensee Royalty Payments that are due and payable to the Seller in respect of or derived from such Royalty Agreement for the Royalty Interest Period, and (ii) to the extent not previously done so shall deliver to the Purchaser evidence of such instruction and of such Licensee’s agreement thereto in accordance with Section 5.12.

(f) With respect to any Future Agreement entered into by the Seller from and after January 1, 2007, such Seller (i) shall, at the time of the execution and delivery of such Future Agreement, instruct any Licensee under such Future Agreement to remit to the Lockbox Account when due all Licensee Royalty Payments that are due and payable to the Seller in respect of or derived from such Future Agreement for the calendar years commencing with and including the calendar year in which such Future Agreement was entered into and through and including 2014, and (ii) shall deliver to the Purchaser evidence of such instruction and of such Licensee’s agreement thereto in accordance with Section 5.12.

(g) The Seller shall not have any right to terminate the Lockbox Bank without the Purchaser’s prior written consent. Any such consent, if the Purchaser desires to give, shall be subject to the satisfactory of each of the following conditions to the satisfaction of the Purchaser:

(i) the successor Lockbox Bank shall be reasonably acceptable to the Purchaser;

(ii) the Purchaser, the Seller and the successor Lockbox Bank shall have entered into a lockbox agreement substantially in the form of the Lockbox Agreement initially entered into;

(iii) all funds and items in the accounts subject to the Lockbox Agreement to be terminated shall be transferred to the new accounts held at the successor Lockbox Bank prior to the termination of the then existing Lockbox Bank; and

(iv) the Purchaser shall have received evidence that the Licensees under the Royalty Agreements have been instructed to remit all future Licensee Royalty Payments to the new accounts held at the successor Lockbox Bank.

Section 5.11. Seller’s Additional Covenants.

(a) In the event that the Seller becomes aware that any Intellectual Property licensed by it to a licensee under any of the Royalty Agreements infringes or violates any third party Intellectual Property, the Seller shall promptly use commercially reasonable efforts to attempt to secure the right to use such Intellectual Property on behalf of itself and the affected Licensee and shall pay all costs and amounts associated with obtaining any such license, without any charge to the Licensee or any reduction in the Assigned Interests.

(b) The Seller shall duly perform and observe all of the Seller’s covenants and obligations under each Royalty Agreement in all material respects. Upon the occurrence of a material breach of any of the Royalty Agreements by any other party thereto, which is not cured as provided therein, the Seller thereto shall in its commercially reasonable judgment, seek to enforce all of its rights and remedies thereunder.

(c) The Seller shall not, without the prior written consent of the Purchaser, which consent shall not be unreasonably withheld:

(i) Forgive, release or compromise any amount owed to the Seller and relating to the Assigned Interests;

(ii) Waive, amend, cancel or terminate, exercise or fail to exercise, any of its material rights constituting or relating to the Royalty Interests in a manner which could adversely affect the Assigned Interests;

(iii) Amend, modify, restate, cancel, supplement, terminate or waive any provision of any Royalty Agreement, or grant any consent thereunder, or agree to do any of the foregoing, including, without limitation, entering into any agreement with the Licensee under the provisions of such Royalty Agreement in each case which could reasonably be expected to have an adverse effect on any of the Royalty Interests or the Assigned Interests or any part thereof; provided, however, that the parties acknowledge and agree that this Section 5.11(c)(iii) shall not apply to the Endo Royalty Agreement, and that the Purchaser has consented to the termination of such agreement; or

(iv) Create, incur, assume or suffer to exist any Lien, or exercise any right of rescission, offset, counterclaim or defense, upon or with respect to the Royalty Interests, the Assigned Interests or the other Collateral, or agreeing to do or suffering to exist any of the foregoing, except for any Lien or agreements in favor of the Purchaser granted under or pursuant to this Agreement and the other Transaction Documents and except for the Liens set forth on Schedule 3.04.

(d) The Seller shall provide the Purchaser with written notice as promptly as practicable (and in any event within five (5) Business Days) after becoming aware of any of the following:

(i) the occurrence of a Bankruptcy Event;

(ii) any breach of any provision of this Agreement or any other Transaction Document;

(iii) any representation or warranty made or deemed made by the Seller in any of the Transaction Documents to which it is a party or in any certificate delivered by the Seller to the Purchaser pursuant hereto shall prove to be untrue, inaccurate or incomplete in any material respect on the date as of which made or deemed made;

(iv) any breach or default by the Seller of a covenant or agreement hereunder or under any other Transaction Document that is not cured within the applicable cure period;

(v) the occurrence of a Purchase Option Event (other than a Funding Termination Event); or

(vi) any sublicense by a Licensee of any rights licensed pursuant to any Royalty Agreement.

(e) Promptly (but in no event later than five (5) Business Days) after (i) receiving oral or written notice from a Licensee (A) terminating or expressing any intention to terminate the related Royalty Agreement or (B) alleging any breach of or default under such Royalty Agreement by the Seller or (C) asserting the existence of any facts, circumstances or events which alone or together with other facts, circumstances or events could (with or without the giving of notice or passage of time or both) give rise to a breach of or default under or right to terminate such Royalty Agreement or (ii) otherwise the Seller having Knowledge of any fact, circumstance or event which alone or together with other facts, circumstances or events could (with or without the giving of notice or passage of time or both) give rise to a material breach of or default under such Royalty Agreement by the Seller or a right to terminate such Royalty Agreement by such Licensee, in each case, the Seller shall give a written notice to the Purchaser describing in reasonable detail the relevant breach, default or termination event, including a copy of any written notice received from such Licensee and, in the case of any breach or default or alleged breach or default by the Seller, describing any corrective action the Seller proposes to take.

(f) The Seller shall, at its sole expense, either directly or by causing the Licensee to do so, take any and all actions and prepare, execute, deliver and file any and all agreements, documents or instruments which are necessary or desirable to (A) diligently maintain the applicable licensed Intellectual Property and the Patents and (B) diligently defend such licensed Intellectual Property and such Patents against infringement or interference by any other Persons, and against any claims of invalidity or unenforceability, in any jurisdiction (including, without limitation, by bringing any legal action for infringement or defending any counterclaim of invalidity or action of a third party for declaratory judgment of non-infringement or non-interference). The Seller shall not, and shall use commercially reasonable efforts to cause the applicable Licensee not to, disclaim or abandon, or fail to take any action necessary or desirable to prevent the disclaimer or abandonment of, the applicable Patents.

(g) The Seller shall use commercially reasonable efforts to secure and maintain, or, where a Licensee is required to do so under any Royalty Agreement, assist such Licensee in securing and maintaining, all regulatory and other governmental approvals, clearances, registrations and permits which may be required to manufacture, market and/or sell any and all of the Products and/or Reformulated Products.

(h) The Seller shall, to the extent required by the applicable Licensee, timely produce and deliver to the applicable Licensee invoices for payments owing to the Seller under the respective Royalty Agreement.

Section 5.12. Future Agreements.

(a) If the Seller, at any time and from time to time during the term of this Agreement, proposes to enter into a Future Agreement with a licensee, then the Seller shall, at least three (3) Business Days prior to the execution and delivery of such Future Agreement, give written notice to the Purchaser indicating that the Seller proposes to enter into such Future Agreement and the anticipated date of execution of such proposed Future Agreement.

(b) If the Seller enters into a Future Agreement, then the Seller shall, within three (3) Business Days after the date such Future Agreement was entered into by the parties thereto, deliver to the Purchaser the following:

(i) a fully executed duplicate copy of such Future Agreement, together correspondence of a senior officer of the Seller certifying that such Future Agreement is a true, correct and complete copy thereof;

(ii) an original Bill of Sale, fully executed by the Seller, pursuant to which the Seller shall assign, convey and transfer all of its rights and interests in and to the Assigned Interests relating to such Future Agreement free and clear of all Liens, except those Liens created in favor of the Purchaser pursuant to the Security Agreement and any other Transaction Document; and

(iii) a copy of (A) the written instruction of the Seller to the Licensee party to such Future Agreement that is required to be delivered by the Seller to the Licensee pursuant to Section 5.10 and (B) the Licensee’s agreement to such instruction.

Section 5.13. Funding Termination Event.

Upon the occurrence and during the continuation of a Funding Termination Event, the Purchaser may exercise any rights and remedies available to it, including, without limitation, those rights and remedies available hereunder, under any Transaction Document and/or at law or in equity.

ARTICLE VI

TERMINATION

Section 6.01. Termination Date.

This Agreement shall terminate on December 31, 2014; provided, however, that if any payments are required to be made by one of the parties hereunder after that date, this Agreement shall remain in full force and effect until any and all such payments have been made in full, and solely for that purpose. In addition, this Agreement shall sooner terminate if the Purchaser shall have exercised its right under Section 5.07 to require the Seller to repurchase the Assigned Interests, with the termination date in that event being the date on which the Seller completes the repurchase of the Assigned Interests and pays in full in cash the Repurchase Price in accordance with the terms therein.

Section 6.02. Effect of Termination.

In the event of the termination of this Agreement pursuant to Section 6.01, this Agreement shall forthwith become void and have no effect without any liability on the part of any party hereto or its Affiliates, directors, officers or stockholders other than the provisions of this Section 6.02 and Sections 7.05 and 7.06 hereof. Nothing contained in this Section 6.02 shall relieve any party from liability for any breach of this Agreement.

ARTICLE VII

MISCELLANEOUS

Section 7.01. Survival.

(a) All representations and warranties made herein and in any other Transaction Document, any certificates or in any other writing delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement. Notwithstanding anything in this Agreement or implied by law to the contrary, all the agreements contained in Section 7.05 and 7.06 shall survive indefinitely following the execution and delivery of this Agreement and the termination of this Agreement.

(b) Any investigation or other examination that may have been made or may be made at any time by or on behalf of the party to whom representations and warranties are made shall not limit, diminish or in any way affect the representations and warranties in this Agreement and the other Transaction Documents, and the parties may rely on the representations and warranties in this Agreement and the other Transaction Documents irrespective of any information obtained by them by any investigation, examination or otherwise.

Section 7.02. Specific Performance.

Each of the parties hereto acknowledges that the other party will have no adequate remedy at law if it fails to perform any of its obligations under this Agreement or any of the Other Transaction Documents. In such event, each of the parties agrees that the other party shall have the right, in addition to any other rights it may have (whether at law or in equity), to specific performance of this Agreement.

Section 7.03. Notices.

All notices, consents, waivers and communications hereunder given by any party to the other to be given hereunder shall be in writing (including facsimile transmission) and delivered personally, by telegraph, telecopy, telex or facsimile, by a recognized overnight courier, or by dispatching the same by certified or registered mail, return receipt requested, with postage prepaid, in each case addressed:

if to the Purchaser:

c/o Paul Capital Advisors, L.L.C.

50 California Street

Suite 3000

San Francisco, California 94111

Attention:	Chief Financial Officer
Facsimile No.	(415) 283-4301

and

c/o Paul Capital Advisors, L.L.C.

140 East 45th Street - 44th Floor

New York, New York 10017

Facsimile:	(646) 264-1101
Attention:	Lionel Leventhal

with a copy to:

Chadbourne & Parke LLP

30 Rockefeller Plaza

New York, New York 10112

Facsimile:	(212) 541-5359
Attention:	Andrew C. Coronios, Esq.

with a copy to:

SkyePharma PLC

105 Piccadilly

London W1J 7NJ

Facsimile:	+ 44 207 491 3338
Attention:	Finance Director

If Seller to:

SkyePharma, Inc.

10450 Science Center Drive

San Diego, California 92121

U.S.A.

Facsimile:	(1) 858 625 2439
Attention:	Chief Executive Officer

; or to such other address or addresses as the Purchaser or the Seller may from time to time designate by notice as provided herein, except that notices of changes of address shall be effective only upon receipt. All such notices consents, waivers and communications shall: (i) when posted by certified or registered mail, postage prepaid, return receipt requested, be effective three (3) Business Days after dispatch, unless such communication is sent trans-Atlantic, in which case shall be deemed effective five (5) Business Days after dispatch, (ii) when telegraphed, telecopied, telexed or facsimiled, be effective upon receipt by the transmitting party of confirmation of complete transmission, (iii) when delivered by a recognized overnight courier or in person, be effective upon receipt when hand delivered.

Section 7.04. Successors and Assigns.

The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the Seller not shall be entitled to assign any of its obligations and rights hereunder or any other Transaction Documents without the prior written consent of the Purchaser. Without limiting the generality of the foregoing, nothing herein shall prohibit or restrict the Purchaser from assigning any of its rights and obligations hereunder other than its obligations under Section 2.03.

Section 7.05. Indemnification.

(a) The Seller hereby indemnifies and holds the Purchaser and its Affiliates and any of their respective partners, directors, managers, officers, employees and agents (each a “Purchaser Indemnified Party”) harmless from and against any and all Losses incurred or suffered by any Purchaser Indemnified Party arising out of any breach of any representation, warranty or certification made by the Seller in any of the Transaction Documents or certificates given by the Seller in writing pursuant here to or thereto or any breach of or default under any covenant or agreement by the Seller pursuant to this Agreement or any Transaction Document, including any failure by the Seller to satisfy any of the Excluded Liabilities and Obligations.

(b) The Purchaser hereby indemnifies and holds the Seller and its Affiliates and any of their respective partners, directors, managers, officers, employees and agents (each a “Seller Indemnified Party”) harmless from and against any and all Losses incurred or suffered by a Seller Indemnified Party arising out of any breach of any representation, warranty or certification made by the Purchaser in any of the Transaction Documents or certificates given by the Purchaser in writing pursuant here to or thereto or any breach of or default under any covenant or agreement by the Purchaser pursuant to this Agreement or any Transaction Document.

(c) If any claim, demand, action or proceeding (including any investigation by any Government Authority) shall be brought or alleged against an indemnified party in respect of which indemnity is to be sought against an indemnifying party pursuant to the preceding paragraphs, the indemnified party shall, promptly after receipt of notice of the commencement of any such claim, demand, action or proceeding, notify the indemnifying party in writing of the commencement of such claim, demand, action or proceeding, enclosing a copy of all papers served, if any; provided, that, the omission to so notify such indemnifying party will not relieve the indemnifying party from any liability that it may have to any indemnified party under the foregoing provisions of this Section 7.05 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. In case any such action is brought against an indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 7.05 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. In any such proceeding, an indemnified party shall have the right to retain its own counsel, but the reasonable fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the indemnifying party has assumed the defense of such proceeding and has failed within a reasonable tone to retain counsel reasonably satisfactory to such indemnified party or (iii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interests between them. It is agreed that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate law firm (in addition to local counsel where necessary) for all such indemnified parties. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

(d) An indemnified party shall not be permitted to enforce any claim under this Section 7.05 until the aggregate of all such claims of such indemnified party exceeds US$[**] (the “Threshold Amount”), and then only to the extent that the claims in the aggregate exceed the Threshold Amount.

Section 7.06. Expenses.

Each party hereto will pay all of its own fees and expenses in connection with entering into and consummating the transactions contemplated by this Agreement.

Section 7.07. Independent Nature of Relationship.

(a) The relationship between the Seller, on one hand, and the Purchaser, on the other hand, is solely that of seller and purchaser, and neither the Purchaser, on one hand, nor the Seller, on the other hand, have any fiduciary or other special relationship with the other or any of its Affiliates. Nothing contained herein or in any other Transaction Document shall be deemed to constitute the Seller, on one hand, and the Purchaser, on the other hand, as a partnership, an association, a joint venture or other kind of entity or legal form.

(b) No officer or employee of the Purchaser will be located at the premises of the Seller or any of its Affiliates, except in connection with an audit performed pursuant to Section 5.02. No officer or employee of the Purchaser shall engage in any commercial activity with the Seller or any of its Affiliates other than as contemplated herein and in the other Transaction Documents.

(c) The Seller and/or any of its Affiliates shall not at any time obligate the Purchaser, or impose on the Purchaser any obligation, in any manner or respect to any Person not a party hereto.

Section 7.08. Entire Agreement.

This Agreement, together with the Exhibits and Schedules hereto (which are incorporated herein by reference), and the other Transaction Documents constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements (including the Letter of Intent), understandings and negotiations, both written and oral, between the parties with respect to the subject matter of this Agreement. No representation, inducement, promise, understanding, condition or warranty not set forth herein has been made or relied upon by either party hereto. None of this Agreement, nor any provision hereof, is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

Section 7.09. Amendments; No Waivers.

(a) This Agreement or any term or provision hereof may not be amended, changed or modified except with the written consent of the parties hereto. No waiver of any right hereunder shall be effective unless such waiver is signed in writing by the party against whom such waiver is sought to be enforced.

(b) No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

Section 7.10. Interpretation.

When a reference is made in this Agreement to Articles, Sections, Schedules or Exhibits, such reference shall be to an Article, Section, Schedule or Exhibit to this Agreement unless otherwise indicated. The words “include,” “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation.” The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to any restrictions on such assignments set forth herein), (c) the words “herein”, “hereof and “hereunder”, and words of similar import shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, and (d) any reference to any law, rule or regulation shall be construed to mean that law, rule or regulation as amended and in effect from time to time. Neither party hereto shall be or be deemed to be the drafter of this Agreement for the purposes of construing this Agreement against one party or the other.

Section 7.11. Headings and Captions.

The headings and captions in this Agreement are for convenience and reference purposes only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement.

Section 7.12. Counterparts: Effectiveness.

This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto.

Section 7.13. Severability.

If any provision of this Agreement is held to be invalid or unenforceable, the remaining provisions shall nevertheless be given full force and effect.

Section 7.14. Governing Law; Jurisdiction.

(a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK

(b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE,

COUNTY AND CITY OF NEW YORK BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HERETO HEREBY IRREVOCABLY CONSENTS TO AND ACCEPTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS. EACH PARTY HERETO HEREBY FURTHER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT.

(c) EACH PARTY HERETO HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE COURTS REFERRED TO IN SUBSECTION (b) ABOVE OF THIS SECTION 7.14 IN ANY SUCH SUIT, ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT ITS ADDRESS SET FORTH IN THIS AGREEMENT. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUIT, ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER TRANSACTION DOCUMENT THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF A PARTY TO SERVE PROCESS ON THE OTHER PARTY IN ANY OTHER MANNER PERMITTED BY LAW.

Section 7.15. Waiver of Jury Trial.

EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW]

SIGNATURE PAGE TO AMENDED AND RESTATED

ROYALTY INTERESTS ASSIGNMENT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

SELLER:	SKYEPHARMA INC.

	By:	/s/ S. Thornton
Name: S. Thornton
Title: President

	By:	/s/ Thomas M. Zech
Name: Thomas M. Zech
Title: Secretary

SIGNATURE PAGE TO AMENDED AND RESTATED

ROYALTY INTERESTS ASSIGNMENT AGREEMENT

PURCHASER:	ROYALTY SECURITIZATION TRUST I

	By:	Deutsche Bank Trust Company Delaware, not in its individual capacity, but solely as Owner Trustee

		By:	/s/ Elizabeth B. Ferry
Name: Elizabeth B. Ferry
Title: Assistant Vice President

		By:	/s/ David Dwyer
Name: David Dwyer
Title: Vice President

EXHIBIT A TO

AMENDED AND RESTATED ROYALTY INTEREST

ASSIGNMENT AGREEMENT

FORM OF BILL OF SALE

THIS BILL OF SALE (this “Bill of Sale”), dated as of [            , 200  ,] is made and entered into by and between [Name of Seller], a                      (“Seller”), and [Name of Purchaser], a                      (“Purchaser”). All capitalized terms used herein and not defined shall have the meanings ascribed to them in the Assignment Agreement (as defined below).

WHEREAS, Seller, Purchaser and the other Seller Parties party thereto are parties to that certain Amended and Restated Royalty Interests Assignment Agreement, dated as of March 23, 2007 (as amended, supplemented or otherwise modified from time to time, the “Assignment Agreement”), pursuant to which, among other things, Seller sells, assigns, transfers and conveys to the Purchaser, and the Purchaser purchases from Seller, all of Seller’s rights and interests in and to the Assigned Interests under the Royalty Agreements to which such Seller is a party (the “Purchased Assets”), for consideration in the amount and on the terms and conditions provided therein; and

WHEREAS, the parties now desire to carry out the purposes of the Assignment Agreement by the execution and delivery of this instrument evidencing the purchase, acquisition, acceptance and vesting in Purchaser of the Purchased Assets;

NOW, THEREFORE, in consideration of the premises and of other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Sale and Assignment of Purchased Assets. Seller hereby grants, transfers, sells, conveys, assigns, releases and delivers to Purchaser, its successors and assigns, free and clear of all Liens, all of Seller’s rights and interests in and to all of the Purchased Assets, except Liens pursuant to the Security Agreement and otherwise as set forth in the Assignment Agreement or the schedules thereto.

2. No Assumption of Obligations. The parties hereby acknowledge that Purchaser is not assuming any debt, liability or obligation of Seller, known or unknown, fixed or contingent, in connection with the Purchased Assets, including, without limitation the Excluded Liabilities and Obligations in respect thereof.

3. Further Assurances. Each party hereto shall execute, acknowledge and deliver to the other party any and all documents or instruments, and shall take any and all actions, reasonably required by such other party from time to time, to confirm or effect the matters set forth herein, or otherwise to carry out the purposes of the Assignment Agreement and this Bill of Sale and the transaction contemplated thereby and hereby.

4. Purchase Agreement. This Bill of Sale is entered into pursuant to and is subject in all respects to all of the terms, provisions and conditions of the Assignment Agreement, and nothing herein shall be deemed to modify any of the representations, warranties, covenants and obligations of the parties thereunder.

5. Interpretation. In the event of any conflict or inconsistency between the terms, provisions and conditions of this Bill of Sale and the Assignment Agreement, the terms, provisions and conditions of the Assignment Agreement shall govern.

6. Governing Law. This Bill of Sale will be construed and enforced in accordance with, and governed by, the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

7. Counterparts. This Bill of Sale may be executed in counterparts, each of which shall be deemed to be an original but all of which together shall constitute a single agreement.

[Signature Page To Follow]

IN WITNESS WHEREOF, Seller and Purchaser have caused this Bill of Sale to be duly executed as of the date first above written.

[SELLER], as Seller

By:
Name:
Title:

[PURCHASER], as Purchaser

By:
Name:
Title:

SCHEDULE A TO

AMENDED AND RESTATED ROYALTY INTEREST

ASSIGNMENT AGREEMENT

Schedule of DepoDur Revenue Projections

Calendar Year	Revenue Projection	50% of Revenue Projection

2007	US$[**]	US$[**]
2008	US$[**]	US$[**]
2009	US$[**]	US$[**]
2010	US$[**]	US$[**]
2011	US$[**]	US$[**]
2012	US$[**]	US$[**]
2013	US$[**]	US$[**]
2014	US$[**]	US$[**]

SCHEDULE B TO

AMENDED AND RESTATED ROYALTY INTEREST

ASSIGNMENT AGREEMENT

Schedule of Patents

Schedule B

PATENTS AND PATENT APPLICATIONS

[**]Relevant Product:	Depodur
Owner:	SkyePharma Inc.

SkyePharma Ref:	Attorneys’ Ref:	Country	Application date	Application no.	Patent/ Publication no.	Grant date	Expiry date	Status
[**]	[**]	[**]	[**]	[**]				[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
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[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
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[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
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[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
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[**]	[**]	[**]	[**]	[**]				[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

1

Schedule B

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

2

Schedule B

[**]Related Product:	Depocyt
Owner:	SkyePharma Inc.

SkyePharma Ref:	Attorneys’ Ref:	Country	Application date	Application no.	Patent/ Publication no.	Grant date	Expiry date	Status
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]				[**]
[**]	[**]	[**]	[**]	[**]				[**]

3

Schedule B

[**]Related Product:	Depocyt
Owner:	SkyePharma Inc.

SkyePharma Ref:	Attorneys’ Ref:	Country	Application date	Application no.	Patent/ Publication no.	Grant date	Expiry date	Status
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

4

Schedule B

[**]Related Product:	Depocyt
Owner:	SkyePharma Inc.

SkyePharma Ref:	Attorneys’ Ref:	Country	Application date	Application no.	Patent/ Publication no.	Grant date	Expiry date	Status
[**]	[**]	[**]	[**]	[**]				[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
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[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
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[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

5

Schedule B

[**]Owner:    SkyePharma Inc.

SkyePharma Ref:	Attorneys’ Ref:	Country	Application date	Application no.	Patent/ Publication no.	Grant date	Expiry date	Status
[**]	[**]	[**]	[**]	[**]				[**]

6

Schedule B

[**]Related Product:	Depocyt/Depodur
Owner:	SkyePharma Inc.

SkyePharma Ref:	Attorneys’ Ref:	Country	Application date	Application no.	Patent/ Publication no.	Grant date	Expiry date	Status
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
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7

Schedule B

[**]Related Product:	Depodur
Owner:	SkyePharma Inc.

SkyePharma Ref:	Attorneys’ Ref:	Country	Application date	Application no.	Patent/ Publication no.	Grant date	Expiry date	Status
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8

Schedule B

[**]Related Product:	Depodur
Owner:	SkyePharma Inc.

SkyePharma Ref:	Attorneys’ Ref:	Country	Application date	Application no.	Patent/ Publication no.	Grant date	Expiry date	Status
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9

Schedule B

[**]Related Product:	Depodur
Owner:	SkyePharma Inc.

SkyePharma Ref:	Attorneys’ Ref:	Country	Application date	Application no.	Patent/ Publication no.	Grant date	Expiry date	Status
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10

Schedule B

[**]Related Product:	Depocyt/Depodur
Owner:	SkyePharma Inc.

SkyePharma Ref:	Attorneys’ Ref:	Country	Application date	Application no.	Patent/ Publication no.	Grant date	Expiry date	Status
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11

Schedule B

[**]Related Product:	Depocyt/Depodur
Owner:	SkyePharma Inc.

SkyePharma Ref:	Attorneys’ Ref:	Country	Application date	Application no.	Patent/ Publication no.	Grant date	Expiry date	Status
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12

Schedule B

[**]Related Product:	Depocyt/Depodur
Owner:	SkyePharma Inc.

SkyePharma Ref:	Attorneys’ Ref:	Country	Application date	Application no.	Patent/ Publication no.	Grant date	Expiry date	Status
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13

Schedule B

[**]Related Product:	Depocyt/Depodur
Owner:	SkyePharma Inc.

SkyePharma Ref:	Attorneys’ Ref:	Country	Application date	Application no.	Patent/ Publication no.	Grant date	Expiry date	Status
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14

Schedule B

TRADEMARKS

Title	Country	Status	Application No.	Filing Date	Registration no.	Grant Date	Owner	International Classes
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15

Schedule B

Title	Country	Status	Application No.	Filing Date	Registration no.	Grant Date	Owner	International Classes
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16

Schedule B

Title	Country	Status	Application No.	Filing Date	Registration no.	Grant Date	Owner	International Classes
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17

Schedule 3.04

OWNERSHIP/LIENS

Under an Assignment Agreement between Research Development Foundation (“RDF”) and SkyePharma Inc dated February 9, 1994, as amended by a letter agreement dated December 10, 1997 and an amendment agreement dated April 15, 2004 RDF assigned world-wide rights under certain assigned proprietary property, including patents and other intellectual property, to SkyePharma Inc and in return SkyePharma Inc agreed to pay to RDF [**]% of world-wide revenues from the products (as defined in the Assignment Agreement and amendments thereto) developed from the assigned proprietary property, The products developed from the assigned proprietary property include DepoCyt and DepoDur.